Exhibit 21
LIST OF SUBSIDIARIES

The following is a list of the Registrant’s subsidiaries at December 31, 2021.

Name	Jurisdiction of Formation
1PointFive P1, LLC	Delaware
1PointFive P2, LLC	Delaware
1PointFive, Inc.	Delaware
4374607 Nova Scotia Company	Nova Scotia
Administradora General Delta Centro, S.A.	Venezuela
Amarok Gathering, LLC	Delaware
Anadarko 20-25 Company	Cayman Islands
Anadarko 20-36 Company	Cayman Islands
Anadarko 20-47 Company	Cayman Islands
Anadarko 20-48 Company	Cayman Islands
Anadarko 20-49 Company	Cayman Islands
Anadarko Algeria Block 403 c/e Company	Cayman Islands
Anadarko Algeria Block 406B Company	Cayman Islands
Anadarko Algeria Oil & Gas Company	Cayman Islands
Anadarko Brazil Investment I LLC	Delaware
Anadarko Brazil Investment II LLC	Delaware
Anadarko Canada E&P Limited	Canada
Anadarko China Holdings 2 Company	Cayman Islands
Anadarko Colombia Company	Cayman Islands
Anadarko Consolidated Holdings LLC	Delaware
Anadarko Cote d'Ivoire Block 103 Company	Cayman Islands
Anadarko Cote d'Ivoire Company	Cayman Islands
Anadarko DBMOS Operator, LLC	Delaware
Anadarko Development Company	Cayman Islands
Anadarko Development Holding Limited	Gibraltar
Anadarko E&P Onshore LLC	Delaware
Anadarko Egypt Holdings Company	Delaware
Anadarko Energy Holding Limited	Gibraltar
Anadarko Energy Services Company	Delaware
Anadarko Exploracao e Producao de Petroleo e Gas Natural Ltda.	Brazil
Anadarko Finance Company	Nova Scotia
Anadarko Gabon Company	Cayman Islands
Anadarko Ghana Mahogany-1 Company	Cayman Islands
Anadarko Global Energy S.a.r.l	Luxembourg
Anadarko Global Funding 1 Company	Cayman Islands
Anadarko Global Funding II Ltd.	Bahamas
Anadarko Guyana Company	Cayman Islands
Anadarko Holding Company	Utah
Anadarko International Development S.a.r.l	Luxembourg
Anadarko International Energy Company	Delaware
Anadarko International O&G Company	Cayman Islands
Anadarko International Trading Corporation	Delaware
Anadarko Jordan Company	Delaware
Anadarko Kenya Company	Cayman Islands
Anadarko Land Corp.	Nebraska
Anadarko LMM, S.a.r.l	Luxembourg
Anadarko M2 Holdings Limited	Mauritius
Anadarko Mexico B.V.	Netherlands

Name	Jurisdiction of Formation
Anadarko Mexico S.a.r.l	Luxembourg
Anadarko Midkiff/Chaney Dell BR Corp.	Delaware
Anadarko Midkiff/Chaney Dell LLC	Delaware
Anadarko Natural Gas Company LLC	Delaware
Anadarko New Zealand Company	Cayman Islands
Anadarko Offshore Holding Company, LLC	Delaware
Anadarko Offshore Well Containment Company LLC	Delaware
Anadarko OGC Company	Delaware
Anadarko Oil & Gas 5, LLC	Delaware
Anadarko Peru B.V.	Netherlands
Anadarko Petroleum Corporation	Delaware
Anadarko Realty, LLC	Texas
Anadarko Rockies LLC	Delaware
Anadarko Royalty Holdings Company	Delaware
Anadarko South Africa (Pty) Ltd.	South Africa
Anadarko US Offshore LLC	Delaware
Anadarko USH1 Corporation	Delaware
Anadarko Venezuela Company	Cayman Islands
Anadarko Venezuela LLC	Delaware
Anadarko Venezuela, Srl	Venezuela
Anadarko West Texas BR Corp.	Delaware
Anadarko West Texas LLC	Delaware
Anadarko Worldwide Holdings C.V.	Netherlands
APC Aviation, Inc.	Delaware
APC International Holdings LLC	Delaware
APC Midstream Holdings, LLC	Delaware
APC Venezuela, Srl	Venezuela
Atlantic Rim Mexico, S. de R.L. de C.V.	Mexico
Aventine LLC	New Mexico
Baseball Merger Sub 2, Inc.	Delaware
Bear Branch Exploration, LLC	Delaware
Big Island Trona Company	Delaware
Bitter Creek Coal Company	Utah
Bravo Pipeline Company	Delaware
Cain Chemical Inc.	Delaware
Carbon Finance Labs, LLC	Delware
Concord Petroleum Corporation	Panama
Conn Creek Shale Company	Delaware
D.S. Ventures, LLC	Texas
Deerwood Exploration, LLC	Delaware
DMM Financial LLC	Delaware
Downtown Plaza II	Oklahoma
FLAG Development, LLC	Delaware
Fosters Mill Exploration, LLC	Delaware
FP Westport GmbH	Switzerland
FP Westport LLC	Delaware
FP Westport Services LLC	Delaware
FP Westport Trading LLC	Delaware
Glenn Springs Holdings, Inc.	Delaware
Globrep Representaciones S.A.	Ecuador
Grand Bassa Tankers, Inc.	Delaware
Grupo OxyChem de Mexico, S.A. de C.V.	Mexico
Houndstooth Resources, LLC	Texas
INDSPEC Chemical B.V.	The Netherlands

Name	Jurisdiction of Formation
INDSPEC Chemical Corporation	Delaware
INDSPEC Chemical Export Sales, LLC	Delaware
INDSPEC Holding Corporation	Delaware
Ingleside Cogeneration GP, LLC	Delaware
Ingleside Cogeneration Limited Partnership	Delaware
Interore Trading Ltd.	Liberia
Joslyn Partnership	Alberta, Canada
Kerr-McGee Corporation	Delaware
Kerr-McGee do Brasil Ltda.	Brazil
Kerr-McGee Natural Gas Company, Inc.	Delaware
Kerr-McGee of Canada Northwest Ltd.	Alberta
Kerr-McGee Oil & Gas Onshore LP	Delaware
Kerr-McGee Shared Services Company LLC	Delaware
Kerr-McGee Stored Power Corporation	Nevada
KERR-McGEE TT E&P LTD.	Trinidad and Tobago
Kerr-McGee U.K. Energy Corporation	Delaware
Kerr-McGee Worldwide Corporation	Delaware
KM BM-C-Seven Ltd.	Cayman Islands
Laguna Petroleum, LLC	Texas
Liwa Oil & Gas Ltd.	Bermuda
Mariana Properties, Inc.	Delaware
Marico Exploration, Inc.	New Mexico
MC2 Technologies LLC	Delaware
Miller Springs Remediation Management, Inc.	Delaware
Moncrief Minerals Partnership, L.P.	Texas
Natural Gas Odorizing, Inc.	Oklahoma
New OPL, LLC	Delaware
NGL Ventures LLC	Delaware
Oakwood Exploration, LLC	Delaware
Occidental (Bermuda) Ltd.	Bermuda
Occidental (East Shabwa), LLC	Nevis
Occidental Advance Sale Finance, Inc.	California
Occidental Al Hosn Holding Limited	Bermuda
Occidental Al Hosn, LLC	Delaware
Occidental Angola Holdings Ltd.	Bermuda
Occidental Canada Holdings ULC	Nova Scotia
Occidental Chemical Asia, Limited	Japan
Occidental Chemical Belgium B.V.B.A.	Belgium
Occidental Chemical Chile Limitada	Chile
Occidental Chemical Corporation	New York
Occidental Chemical de Mexico, S.A. de C.V.	Mexico
Occidental Chemical Export Sales, LLC	Delaware
Occidental Chemical Far East Limited	Hong Kong
Occidental Chemical Holding Corporation	California
Occidental Chemical International, LLC	California
Occidental Chemical Investment (Canada) 1, Inc.	Delaware
Occidental Chemical Receivables, LLC	Delaware
Occidental Chile Investments, LLC	Delaware
Occidental Chile Minority Holder, LLC	Delaware
Occidental CIS Services, Inc.	Delaware
Occidental Colombia (Series G) Ltd.	Bermuda
Occidental Colombia (Series J) Ltd.	Bermuda
Occidental Colombia (Series K) Ltd.	Bermuda
Occidental Colombia (Series L) Ltd.	Bermuda

Name	Jurisdiction of Formation
Occidental Colombia (Series M) Ltd.	Bermuda
Occidental Colombia (Series N) Ltd.	Bermuda
Occidental Colombia (Series O) Ltd.	Bermuda
Occidental Crude Sales, Inc. (Canada)	Delaware
Occidental Crude Sales, Inc. (International)	Delaware
Occidental Dolphin Holdings Ltd.	Bermuda
Occidental Economic Opportunity Zone Investments, LLC	Delaware
Occidental Energy Marketing, Inc.	Delaware
Occidental Energy Ventures LLC	Delaware
Occidental Exploradora del Peru Ltd.	Bermuda
Occidental Exploration and Production Company	California
Occidental Hafar, LLC	Delaware
Occidental International (Libya), Inc.	Delaware
Occidental International Corporation	Delaware
Occidental International Exploration and Production Company	California
Occidental International Holdings Ltd.	Bermuda
Occidental International Oil and Gas Ltd.	Bermuda
Occidental International Services, Inc.	Delaware
Occidental Joslyn GP 2 Co.	Nova Scotia
Occidental Latin America Holdings, LLC	Delaware
Occidental Libya Oil & Gas B.V.	The Netherlands
Occidental LNG (Malaysia) Ltd.	Bermuda
Occidental MENA Manager Ltd.	Bermuda
Occidental Middle East Development Company	Delaware
Occidental Midland Basin, LLC	Delaware
Occidental Mukhaizna, LLC	Delaware
Occidental of Abu Dhabi (Bab) Ltd.	Bermuda
Occidental of Abu Dhabi (Shah) Ltd.	Bermuda
Occidental of Abu Dhabi Holdings Ltd.	Bermuda
Occidental of Abu Dhabi Ltd.	Bermuda
Occidental of Abu Dhabi, LLC	Delaware
Occidental of Algeria LLC	Delaware
Occidental of Bahrain Ltd.	Bermuda
Occidental of Bangladesh, Inc.	Delaware
Occidental of Colombia (Chipiron), Inc.	Nevis
Occidental of Colombia (Cosecha), Inc.	Nevis
Occidental of Colombia (Medina), Inc.	Nevis
Occidental of Colombia (Putumayo) Ltd.	Bermuda
Occidental of Colombia (Teca) Ltd.	Bermuda
Occidental of Colombia PUT-36, LLC	Delaware
Occidental of Dubai, Inc.	Nevis
Occidental of Iraq Holdings Ltd.	Bermuda
Occidental of Iraq, LLC	Delaware
Occidental of Oman, Inc.	Nevis
Occidental of Russia Ltd.	Bermuda
Occidental of South Africa (Offshore), Inc.	Nevis
Occidental of Yemen (Block 75), LLC	Delaware
Occidental Oil and Gas (Oman) Ltd.	Nevis
Occidental Oil and Gas Corporation	Texas
Occidental Oil and Gas International Inc.	Delaware
Occidental Oil and Gas International, LLC	Delaware
Occidental Oil and Gas of Peru, LLC	Delaware
Occidental Oil and Gas Pakistan LLC	Nevis
Occidental Oil Asia Pte. Ltd.	Singapore

Name	Jurisdiction of Formation
Occidental Oil Shale, Inc.	California
Occidental Oman (Block 27) Holdings Ltd.	Bermuda
Occidental Oman Block 51 Holding Ltd.	Bermuda
Occidental Oman Block 51, LLC	Delaware
Occidental Oman Block 65 Holding Ltd.	Bermuda
Occidental Oman Block 65, LLC	Delaware
Occidental Oman Block 72 Holding Ltd.	Bermuda
Occidental Oman Block 72, LLC	Delaware
Occidental Oman Gas Company LLC	Delaware
Occidental Oman Gas Holdings Ltd.	Bermuda
Occidental Oman North Holdings, Ltd.	Bermuda
Occidental Oriente Exploration and Production Ltd.	Cayman Islands
Occidental Overseas Holdings B.V.	The Netherlands
Occidental Peninsula II, Inc.	Nevis
Occidental Peninsula, LLC	Delaware
Occidental Permian Ltd.	Texas
Occidental Permian Manager LLC	Delaware
Occidental Permian Services, Inc.	Delaware
Occidental Peruana, Inc.	California
Occidental Petrolera del Peru (Block 101), Inc.	Nevis
Occidental Petrolera del Peru (Block 103), Inc.	Nevis
Occidental Petroleum (Pakistan), Inc.	Delaware
Occidental Petroleum Corporation	Delaware
Occidental Petroleum Corporation Political Action Committee	California
Occidental Petroleum de Venezuela, S.A.	Venezuela
Occidental Petroleum of Nigeria	Nigeria
Occidental Petroleum of Oman Ltd.	Nevis
Occidental Petroleum of Qatar Ltd.	Bermuda
Occidental Power Marketing, L.P.	Delaware
Occidental Power Services, Inc.	Delaware
Occidental PVC, LLC	Texas
Occidental Qatar Energy Company LLC	Delaware
Occidental Red Sea Development, LLC	Nevis
Occidental Research Corporation	California
Occidental Resource Recovery Systems, Inc.	California
Occidental Resources Company	Cayman Islands
Occidental Shah Gas Holdings Ltd.	Bermuda
Occidental South America Finance, LLC	Delaware
Occidental Specialty Marketing, Inc.	Delaware
Occidental Tower Corporation	Delaware
Occidental Transportation Holding Corporation	Delaware
Occidental West Texas Overthrust, Inc.	Texas
Occidental Yemen Ltd.	Bermuda
Occidental Yemen Sabatain, Inc.	Nevis
Oceanic Marine Transport Ltd.	Bermuda
OEVC Energy, LLC	Texas
OEVC Midstream Projects, LLC	Delaware
OIH, LLC	Delaware
OLCV CE Holdings, ULC	British Columbia
OLCV CE US Holdings, Inc.	Delaware
OLCV Net Power, LLC	Texas
OLCV Services LLC	Delaware
OOG Partner LLC	Delaware
OOOI Chem Holdings, LLC	Delaware

Name	Jurisdiction of Formation
OOOI Chem Sub, LLC	Delaware
OOOI Chemical International, LLC	Delaware
OOOI Chile Holder, LLC	Delaware
OOOI Ecuador Management, LLC	Delaware
OOOI Oil and Gas Sub, LLC	Delaware
OOOI South America Management, LLC	Delaware
Opcal Insurance, Inc.	Hawaii
OPM GP, Inc.	Delaware
OPM Holdco, LLC	Delaware
Oryx Crude Trading & Transportation, Inc.	Delaware
OTCF, LLC	Delaware
OTH, LLC	Delaware
Oxy Barilla Draw Gathering, LLC	Delaware
Oxy BridgeTex Limited Partnership	Texas
Oxy C & I Bulk Sales, LLC	Delaware
OXY Campus, LLC	Delaware
Oxy Canada Sales, Inc.	Delaware
Oxy Carbon Solutions, LLC	Texas
Oxy Carbon Storage, LLC	Delaware
Oxy Climate Ventures, Inc.	Delaware
Oxy Cogeneration Holding Company, LLC	Delaware
Oxy Colombia Holdings, LLC	Delaware
Oxy Colombia TopCo Ltd.	Bermuda
OXY CV Pipeline LLC	Delaware
Oxy Delaware Basin Plant, LLC	Delaware
Oxy Delaware Basin, LLC	Texas
Oxy Dolphin E&P, LLC	Nevis
Oxy Dolphin Pipeline, LLC	Nevis
Oxy Energy Canada, Inc.	Delaware
Oxy Energy Services, LLC	Delaware
Oxy Expatriate Services, Inc.	Delaware
Oxy FFT Holdings, Inc.	Delaware
Oxy Holding Company (Pipeline), Inc.	Delaware
OXY Inc.	California
Oxy International Ventures Ltd.	Bermuda
Oxy Levelland Pipeline Company, LLC	Delaware
Oxy Levelland Terminal Company, LLC	Delaware
OXY Libya E&P Area 103 BR4 B.V.	The Netherlands
OXY Libya E&P Area 35 Ltd.	Bermuda
OXY Libya E&P Concession 103 Ltd.	Bermuda
OXY Libya E&P EPSA 102 B.V.	The Netherlands
OXY Libya E&P EPSA 1981 Ltd.	Bermuda
OXY Libya E&P EPSA 1985 Ltd.	Bermuda
OXY Libya E&P NC 143, 144, 145, 150 B.V.	The Netherlands
OXY Libya Exploration, SPC	Cayman Islands
OXY Libya, LLC	Delaware
OXY Little Knife, LLC	Delaware
Oxy Low Carbon Ventures, LLC	Delaware
OXY LPG LLC	Delaware
Oxy LPG Terminal, LLC	Delaware
OXY Mexico Holdings I, LLC	Delaware
OXY Mexico Holdings II, LLC	Delaware
OXY Middle East Holdings Ltd.	Bermuda
Oxy Midstream Strategic Development, LLC	Delaware

Name	Jurisdiction of Formation
OXY of Saudi Arabia Ltd.	Cayman Islands
OXY Oil Partners, Inc.	Delaware
Oxy Oleoducto SOP, LLC	Delaware
Oxy Overseas Services Ltd.	Bermuda
OXY PBLP Manager, LLC	Delaware
Oxy Permian Gathering, LLC	Delaware
Oxy Permian Plaza, LLC	Delaware
Oxy Petroleum de Mexico, S. de R.L. de C.V.	Mexico
Oxy Renewable Energy LLC	Texas
Oxy Salt Creek Pipeline LLC	Delaware
OXY Support Services, LLC	Delaware
Oxy Taft Hub, LLC	Texas
Oxy Technology Ventures, Inc.	Delaware
Oxy TL, LLC	Delaware
Oxy Transport I Company, LLC	Delaware
OXY Tulsa Inc.	Delaware
OXY USA Inc.	Delaware
OXY USA WTP LP	Delaware
Oxy Vinyls Canada Co.	Nova Scotia
Oxy Vinyls Export Sales, LLC	Delaware
Oxy Vinyls, LP	Delaware
OXY VPP Investments, LLC	Delaware
OXY West, LLC	Texas
Oxy Westwood Corporation	California
Oxy Y-1 Company	New Mexico
OXYCHEM (CANADA), INC.	Alberta, Canada
OxyChem Corporation
OxyChem do Brasil Ltda.	Brazil
OxyChem Ingleside Ethylene Holdings, Inc.	Delaware
Oxychem Shipping Ltd.	Malta
OxyChile Investments, LLC	Delaware
OXYMAR	Texas
Permian Basin JV Tax Matters Member LLC	Delaware
Permian Basin Limited Partnership	Delaware
Permian VPP Holder, LP	Delaware
Permian VPP Manager, LLC	Delaware
Placid Oil, LLC	Delaware
Ramlat Oxy Ltd.	Bermuda
Rio de Viento, Inc.	Wyoming
Rodeo Midland Basin, LLC	Delaware
San Patricio Pipeline LLC	Delaware
Scanports Shipping, LLC	Delaware
SequestCo, LLC	Delaware
Stetson Exploration, LLC	Delaware
Sun Offshore Gathering Company	Delaware
Swiflite Aircraft Corporation	New Jersey
Transok Properties, LLC	Delaware
Troy Potter, Inc.	Texas
Turavent Oil GmbH [in liquidation]	Switzerland
Tuscaloosa Holdings, Inc.	Delaware
UP Petroleo III Ltd.	Bermuda
Upland Industries Corporation	Nebraska
Venezuela US SRL	Barbados
Vintage Gas, Inc.	Oklahoma

Name	Jurisdiction of Formation
Vintage Petroleum Argentina Ltd.	Cayman Islands
Vintage Petroleum Boliviana, Ltd.	Bermuda
Vintage Petroleum International Finance B.V.	The Netherlands
Vintage Petroleum International Holdings, LLC	Delaware
Vintage Petroleum International Ventures, Inc.	Cayman Islands
Vintage Petroleum International, LLC	Delaware
Vintage Petroleum Italy, Inc.	Oklahoma
Vintage Petroleum South America Holdings, Inc.	Cayman Islands
Vintage Petroleum South America, LLC	Oklahoma
Vintage Petroleum Turkey, Inc.	Cayman Islands
Wardner Ranch, Inc.	Delaware
Western Gas Resources, Inc.	Delaware
Western Gas Resources-Westana, Inc.	Delaware
Western Midstream Holdings, LLC	Delaware
WGR Asset Holding Company LLC	Delaware
WGR Canada, Inc.	New Brunswick
Woodlands International Insurance Ltd.	Bermuda
YT Ranch LLC	Colorado